Commitments And Contingencies	3 Months Ended
Jul. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 6 – COMMITMENTS AND CONTINGENCIES

The Company neither owns nor leases any real or personal property. An officer has provided office services without charge.  There is no obligation for the officer to continue this arrangement.  Such costs are immaterial to the financial statements and accordingly are not reflected herein.  The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.

On July 21, 2014, the Company executed a Joint Venture and Reseller Agreement with Smart Mobile Rewards. The agreement covers the Company’s suite of mobile authentication and payment products and will provide the Company with access to sell its products through Smart Mobile Rewards extensive network.